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                                                                   EXHIBIT 23(c)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report with respect to R.P. Scherer Corporation dated August 9, 1999 included in Cardinal Health, Inc.'s Form 10K for the year ended June 30, 1999.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP


Roseland, New Jersey
November 4, 1999






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